Exhibit 10.33

                          EMPLOYEE STOCK GRANT CONTRACT
                                    UNDER THE
                        FELCOR LODGING TRUST INCORPORATED
                             [AMENDED AND RESTATED]
                     RESTRICTED STOCK AND STOCK OPTION PLAN


     This Contract is made and entered into on , , but effective as of the day of , between FelCor Lodging Trust Incorporated, a Maryland corporation (the "Company"), and (the "Grantee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Compensation Committee and Board of Directors of the Company has adopted the FelCor Lodging Trust Incorporated ______ Restricted Stock and Stock Option Plan (the "Plan"); and

     WHEREAS, the stockholders of the Company have approved the Plan; and

     WHEREAS, pursuant to the Plan, the Compensation Committee of the Board of Directors of the Company (the "Committee") has selected the Grantee and has authorized the Company to grant to the Grantee shares of common stock of the Company ("Common Stock") on the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1) Incorporation of the Plan. A copy of the Plan, as amended, is attached hereto and hereby incorporated herein by reference, and all of the terms, conditions and provisions contained therein shall be deemed to be terms, conditions and provisions of this Contract. All terms used herein that are defined in the Plan shall have the meanings given them in the Plan.


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     2)  Grant  of  Restricted  Stock.  Pursuant  to  the  authorization  of the
Committee, and subject to the terms, conditions and provisions contained in the Plan and this Contract, the Company hereby grants to the Grantee, as a matter of separate inducement and agreement in connection with his employment, but not in lieu of any salary or other compensation for his services, an aggregate of ( ) shares of Common Stock of the Company (the "Restricted Stock"). The Restricted Stock shall be deemed to have been granted, and the Date of Grant of the Restricted Stock shall be, .

     3) Period of Restriction; Vesting. The Restricted Stock granted pursuant hereto shall be issued and registered in the name of the Grantee and the Grantee shall be entitled to vote the same (in person or by proxy) and to receive all dividends and other distributions thereon unless and until such Restricted Stock is forfeited as hereinafter provided. During the period prior to the date the Restricted Stock granted pursuant hereto becomes vested in the Grantee (the "Restricted Period"), the Company shall hold the certificate(s) evidencing such unvested Restricted Stock, together with stock powers or other instruments of transfer appropriately endorsed in blank by the Grantee (and the Grantee hereby agrees to execute and deliver such stock powers or other instruments of transfer as requested by the Company), as custodian for the Grantee. At such time, and from time to time, as shares of Restricted Stock become vested in the Grantee and all obligations of the Grantee hereunder and under the Plan with respect thereto shall have been fulfilled, the restrictions set forth in Section 4 hereof and all forfeiture provisions set forth herein or in the Plan shall cease to be applicable to such Restricted Stock and the certificate(s) therefor shall be delivered by the Company to the Grantee.

     The Restricted Stock granted pursuant hereto, until the same becomes vested as herein provided, shall be subject to certain restrictions and to forfeiture upon the occurrence of certain events, all as set forth in Section 4 hereof. The Restricted Stock granted hereby shall become vested in the Grantee, as follows:

     (a) Time-Based Criteria. The Restricted Stock granted hereby shall vest on the fourth anniversary of the Date of Grant, subject to the Grantee remaining as an employee of the Company in good standing on that anniversary. One-half of the shares of Restricted Stock granted hereby shall be subject only to these time-based criteria without regard to any performance-based criteria.

     (b) Performance-Based Criteria. The remaining one-half of the number of shares of the Restricted Stock are eligible for accelerated vesting on each anniversary of the Date of Grant (each, a "Vesting Date"), as set forth below, based upon the satisfaction of the performance-based criteria established by the Committee in advance of and for each such Vesting Date.


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               Number of Shares
              Eligible to Become                 Vesting
                    Vested                         Date
              ------------------                 -------


     Attached hereto, as an addendum, is a statement of the performance-based criteria adopted by the Committee that will be applicable to the first Vesting Date. At least twelve months prior to each subsequent Vesting Date, the Committee, in the exercise of its sole discretion, shall adopt a statement of the performance-based criteria that will be applicable to that Vesting Date, a copy of which statement will be furnished to each party hereto and, upon delivery, shall become a part of this contract. In setting performance-based criteria for any Vesting Date subsequent to the first Vesting Date, the Committee shall have the unrestricted right to vary any or all components of, to add or delete components of, or otherwise modify the performance-based criteria in its sole discretion.

     Within the three-month period immediately preceding each Vesting Date, the Committee will compare the performance-based criteria applicable to that Vesting Date against the achieved results and determine the number of shares eligible to become vested on that Vesting Date that will become so vested as of that date. The determination of the Committee as to the number of shares to vest at each such Vesting Date shall be conclusive upon all parties hereto and shall be communicated to the Grantee on or prior to such Vesting Date.

     (c) Cliff Vesting for Performance Based Shares. Any shares of the Restricted Stock that fail to vest as the result of the failure to satisfy the performance criteria pursuant to subsection (b) above may still vest if, at the end of the four-year vesting period, the Company can satisfy separate performance criteria established by the Compensation Committee. Attached hereto, as an addendum, is a statement of the performance-based criteria adopted by the Committee that will be applicable to any shares of Restricted Stock that fail to vest on the first Vesting Date. At least twelve months prior to each subsequent Vesting Date, the Committee, in the exercise of its sole discretion, shall adopt a statement of the alternative performance-based criteria that will be applicable to any shares that fail to vest on that Vesting Date, a copy of which statement will be furnished to each party hereto and, upon delivery, shall become a part of this contract. In setting alternative performance-based criteria for shares that fail to vest on any Vesting Date subsequent to the first Vesting Date, the Committee shall have the unrestricted right to vary any or all components of, to add or delete components of, or otherwise modify the performance-based criteria in its sole discretion. If the Company achieves the alternative performance-based criteria at the end of the four-year vesting period, any shares of Restricted Stock that had not vested as a result of the failure to satisfy any performance-based criteria for the corresponding Vesting Date, will vest on the fourth anniversary of the Date of Grant. If the Company fails to achieve this objective, then those unvested shares will be forfeited on the fourth anniversary of the Date of Grant.

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     4) Restrictions.  During the Restricted Period applicable to any Restricted
Stock granted hereunder:

     (a) The Grantee shall not become vested as to any such Restricted Stock if,
(i) after taking into account for calculation purposes all of such Grantee's "applicable employee remuneration" other than under the Plan, the vesting of such Restricted Stock would cause the Grantee's "applicable employee remuneration" to exceed $1,000,000 for such taxable year or (ii) the vesting thereof would violate Federal or state securities laws;

     (b) The Restricted Stock and the right to vote the same and to receive dividends thereon may not, except as otherwise provided in the Plan, be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, and no such sale, assignment, transfer, exchange, pledge, hypothecation, or encumbrance, whether made or created by voluntary act of the Grantee or by operation of law, shall be recognized by, or be binding upon, or shall in any manner affect the rights of the Company pursuant hereto or the Plan; provided, however, that Grantee may at any time transfer the Restricted Stock to the FelCor Lodging Trust Incorporated 2005 Non-Qualified Deferred
Compensation Plan, subject to all of the terms and restrictions set forth herein.

     (c) If the status of the Grantee as an Employee under the Plan shall terminate for any reason other than (i) the death of the Grantee, (ii) the Disability (as defined in the Plan) of the Grantee, or (iii) the retirement of the Grantee at or after the age of sixty (60), then, in that event, any Restricted Shares outstanding shall, upon such termination, be forfeited by the Grantee to the Company, without the payment of any consideration by the Company, and neither the Grantee nor any of his or her successors, heirs, assigns, or legal representatives shall thereafter have any further rights or interest in the Restricted Stock so forfeited or any certificates evidencing the same, and the Company shall, at any time thereafter, be entitled to effect the transfer of any Restricted Stock so forfeited into the name of the Company;

     (d) If the status of the Grantee as an Employee under the Plan shall terminate by reason of the death of the Grantee, the Disability of the Grantee or the retirement of the Grantee at or after the age of sixty (60), the Restricted Period (and all restrictions set forth in this Section 4) with respect to all Restricted Stock granted hereby shall be deemed to have expired as of the date of such event;

     (e) If the Company (i) is not to be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) sells all or substantially all of its assets to any other person or entity (other than a subsidiary of the Company) or (iii) is to be dissolved and liquidated, the Restricted Period (and all restrictions set forth in this Section 4) with respect to all Restricted Stock granted hereby shall be deemed to have expired as of the date of next preceding such event;

     (f) Any shares of Restricted Stock eligible to become vested that do not become so vested in accordance with Section 3(c) above shall be forfeited as of the fourth anniversary of the Date of Grant and returned to the status of authorized but unissued shares under the Plan; and

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     (g) If a dispute should arise between the Company and the Grantee  relating to the rights, duties or obligations of the Grantee hereunder or under the Plan with respect to any Restricted Stock granted hereby, such dispute shall be resolved by the determination of the Committee, acting in good faith, which determination shall be final and binding upon the Company and the Grantee, and pending such a determination and the resolution of all such disputes to the reasonable satisfaction of the Committee, (i) all Restricted Stock then held by the Company as custodian for the Grantee shall remain in the possession of the Company and subject to all of the Restrictions set forth in this Section 4, regardless of any intervening expiration of the Restricted Period, and (ii) any and all dividends payable upon any Restricted Stock so held by the Company as custodian for the Grantee shall be received and held by the Company as custodian until all such disputes have been resolved to the reasonable satisfaction of the Committee, at which time the accumulated dividends then held by the Company shall be delivered (without interest thereon) to the person entitled to receive the Restricted Stock upon which such dividends were originally paid.

     5) Restrictions on Resale of Company Common Stock. In the event that shares of Restricted Stock granted hereunder have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws, such shares of Restricted Stock may not be sold, transferred or assigned by the Grantee absent such registration, unless an opinion of counsel satisfactory to the Company shall have been received by the Company to the effect that such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or applicable state securities laws. Any certificate issued to the Grantee to evidence Restricted Stock granted pursuant hereto that is not so registered may bear a legend to the foregoing effect.

     6) Notices. All notices, surrenders and other communications required or allowed to be made or given in connection with the Restricted Stock granted hereunder shall be in writing, shall be effective when received and shall be hand delivered or sent by registered or certified mail (i) if to the Company, to FelCor Lodging Trust Incorporated, 545 E. John Carpenter Frwy., Suite 1300, Irving, Texas 75062, Attention: General Counsel; or (ii) if to the Grantee, to the Grantee at the address set forth beneath his signature hereto, or to such other address as to which he may have notified the Company pursuant to this Section.

     7) Binding Effect. This Contract shall bind and, except as specifically provided in the Plan and this Contract, shall inure to the benefit of, the respective Successors, heirs, legal representatives and assigns of the parties hereto.

     8) Governing Law. This Contract and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Company has caused this Contract to be executed by its duly authorized officer and the Grantee has hereunto set his hand, as of the day and year first written above.

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                                    COMPANY:

                                    FELCOR LODGING TRUST INCORPORATED


                                    By:_____________________________________
                                             Thomas J. Corcoran, Jr.
                                                President and CEO

                                    GRANTEE:



                                    Name:

                                    Address:




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        ADDENDUM TO EMPLOYEE STOCK GRANT CONTRACT DATED __________, 200_,
        BETWEEN FELCOR LODGING TRUST INCORPORATED AND GRANTEE, APPLICABLE
                               TO THE VESTING DATE
                                OF [___________]



     [This addendum shall set forth a statement of the performance-based criteria adopted by the Compensation Committee that will be applicable to the initial Vesting Date, and a separate statement of the performance-based criteria adopted by the Compensation Committee that will be applicable to the cliff vesting on any previously unvested shares on the final Vesting Date.]




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